SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) February 27, 2001
                                                         ------------------


                            Marvel Enterprises, Inc.

     ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


Delaware                            1-13638                       13-3711775
----------                      ---------------              ------------------
(State or Other                   (Commission                  (I.R.S. Employer
Jurisdiction of                    File Number)                 Identification
incorporation)                                                  No.)



                     387 Park Avenue South, New York, NY 10016
             -----------------------------------------------------
              (Address of Principal Executive Offices)  (Zip Code)



       Registrant's Telephone Number, Including Area Code: (212) 696-0808
                                                           --------------------


         --------------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report.)

ITEM 5.           Other Events

     On February 27, 2001, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing its financial results for the fourth quarter and year-ended December 31, 2000.




Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

99.1 Press release of the Registrant, dated February 27, 2001.


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MARVEL ENTERPRISES, INC.
                                  (Registrant)

Date:  February 27, 2001
                                   By: /s/ F. Peter Cuneo
                                      -----------------------------------------
                                   Name:   F. Peter Cuneo
                                   Title:  President and Chief Executive Officer

                                        2